Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officers of VTEX (the “Company”), do hereby certify, to such officers’ knowledge, that:

(i) the Annual Report on Form 20-F for the year ended December 31, 2023 of the Company (the “Report”), as filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Geraldo do Carmo Thomaz Júnior
	Name:	Geraldo do Carmo Thomaz Júnior
	Title:	Co-Chief Executive Officer

Date: February 27, 2024

By:	/s/ Mariano Gomide de Faria
	Name:	Mariano Gomide de Faria
	Title:	Co-Chief Executive Officer